UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 18, 2012

Learning Tree International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27248	95-3133814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1831 Michael Faraday Drive, Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 709-9119

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 18, 2012, Learning Tree International, Inc. (the “Company”) issued a press release setting forth its results for its fourth quarter and full fiscal year 2012, which ended September 28, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure

On December 18, 2012, the Company will hold a question and answer session on the Company’s fourth quarter and full fiscal year 2012 results at 4:30 p.m. (EST). Interested parties are invited to listen to this conference call by accessing the webcast live on the Company’s website www.learningtree.com/investor. The question and answer session will also be available on the Company’s website for replay.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued by Learning Tree International, Inc. dated December 18, 2012 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 18, 2012	LEARNING TREE INTERNATIONAL, INC.

	By:	/s/ Max Shevitz
Max Shevitz
President